EXHIBIT 99.1

               -------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
               -------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                           [USB Investment Bank logo]

                       PRELIMINARY BACKGROUND INFORMATION

                   MASTR Alternative Loan Trust Series 2004-9




                                   DISCLAIMER


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
          RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR UBS INVESTMENT
                       BANK FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------

               -------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
               -------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                           $350,000,000 (Approximate)
                   MASTR Alternative Loan Trust, Series 2004-9

------------------------------------------------------------------------------------------------------------------------------------
               Principal      WAL (Years)        Payment Window     Expected Ratings     Last Scheduled           Certificate
Class (1)     Amount (2)    Call/Mat (3)(4)   (Mos) Call /Mat (4)   (S&P/Moody's) (5)  Distribution Date             Type
---------     ----------    ---------------   -------------------   -----------------  -----------------             ----
A-1        138,350,000.00        0.90                1 - 22              AAA/Aaa          August 2034        Floating Rate Senior
A-2         23,215,000.00        2.00               22 - 27              AA/Aaa           August 2034       Fixed Rate Seq, Senior
A-3         70,913,000.00        3.00               27 - 50              AAA/Aaa          August 2034       Fixed Rate Seq, Senior
A-4         34,087,000.00        5.00               50 - 75              AAA/Aaa          August 2034       Fixed Rate Seq, Senior
A-5         30,637,000.00     7.55/10.09       75 - 94 / 75 - 206        AAA/Aaa          August 2034       Fixed Rate Seq, Senior
A-6         33,023,000.00      6.26/6.51       38 - 94 / 38 - 206        AAA/Aaa          August 2034         Fixed Rate Lockout
M-1          9,100,000.00      5.19/5.50       37 - 94 / 37 - 130        AA/Aa2           August 2034        Fixed Rate Mezzanine
M-2          6,650,000.00      5.14/5.21       37 - 94 / 37 - 109         A/A2            August 2034        Fixed Rate Mezzanine
M-3          4,025,000.00      4.38/4.38        37 - 81 / 37-81         BBB/Baa2          August 2034        Fixed Rate Mezzanine
------------------------------------------------------------------------------------------------------------------------------------
C                                                                     Not Offered
R                                                                     Not Offered
LR                                                                    Not Offered
         ----------------
  Total:  $350,000,000
------------------------------------------------------------------------------------------------------------------------------------

(1) The Pass-Through Rate on the Floating Rate Certificates will be subject to a cap equal to the lesser of (i) 11.25% per annum and (ii) the Net WAC Rate (as described below).
(2) The principal balance of each Class of Certificates is subject to a 5% variance.
(3) The fixed rate coupons on the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2 and Class M-3 Certificates increase by 0.50% after the Clean-up Call date
(4)   See "Pricing Prepayment Speed" below.
(5)   Ratings are expected from two of the following three rating agencies:
      Fitch, Moody's and S&P.



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

               -------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
               -------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES

Issuer:                 MASTR Alternative Loan Trust Series 2004-9

Depositor:              Mortgage Asset Securitization Transactions, Inc.

Master Servicer:        Wells Fargo Bank, N.A.

Underwriter:            UBS Securities LLC (Lead Manager) and WAMU Capital Corp
                        (Co-Manager).

Trustee:                TBD

Transferor:             UBS Real Estate Securities, Inc.

Payment Date:           The 25th day of each month (or the next succeeding
                        business day) commencing in September 2004.

Expected Pricing Date:  August [16], 2004.

Estimated Closing
Date:                   August 27, 2004

Investor Settlement
Date:                   August 30, 2004

Offered Certificates:   The (i) Class A-1, Class A-2, Class A-3, Class A-4,
                        Class A-5 and Class A-6 (collectively, the "Senior
                        Certificates") and (ii) the Class M-1, Class M-2 and
                        Class M-3 Certificates (collectively, the "Mezzanine
                        Certificates") are collectively referred to herein as the "Offered Certificates."

Non-Offered
Certificates:           The "Non-Offered Certificates" consist of the Class C,
                        Class P and Class R Certificates. The Offered
                        Certificates and Non-Offered Certificates are collectively referred to herein as the "Certificates."

Floating Rate
Certificates:           The "Floating Rate Certificates" consist of the Class
                        A-1 Certificates.

Fixed Rate
Certificates:           The "Fixed Rate Certificates" consist of the Senior
                        Certificates (other than the Class A-1 Certificates) and the Class M-1, Class M-2 and Class M-3 Certificates.

Accrued Interest:       The price to be paid by investors for the Floating Rate
                        Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate Certificates will include accrued interest from August 1, 2004 up to, but not including, the Settlement Date.



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

               -------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
               -------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


Interest Accrual
Period: The "Interest Accrual Period" for each Distribution Date with respect to the Floating Rate Certificates will be the period beginning with the 25th day of the prior month (or, in the case of the first Distribution Date, the Settlement Date) and ending on the 24th day of the current month (on an actual/360 day basis). The "Interest Accrual Period" for each Distribution Date with respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day basis).

Certificate Interest
Rate: The Pass-Through Rate for each Class of Floating Rate Certificates will be equal to the least of (a) one-month LIBOR plus the margin for such Class, (b) the Net WAC Rate and (c) a fixed rate of 11.25%.

                        The Pass-Through Rate on each Class of Fixed Rate Certificates will be equal to the lesser of (a) the fixed rate for such Class and (b) the Net WAC Rate.

Current Interest:       For any class of the Certificates and any distribution
                        date, the amount of interest accruing at the applicable
                        Certificate Interest Rate on the related Class Principal
                        Balance during the related Interest Accrual Period.

Pricing Prepayment
Speed: The Offered Certificates will be priced based on 100% PPC, which assumes 10% CPR in month 1, an additional 1/11th of 15% CPR for each month thereafter, building to 25% CPR in month 12 and remaining constant at 25% CPR thereafter, adjusted for any seasoning.

Optional Termination:   The terms of the transaction allow for a clean-up call
                        by the master servicer (the "Clean-up Call") which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Balance.

Mortgage Loans:         As of the Closing Date, it is anticipated that the
                        aggregate principal balance of the Mortgage Loans will be approximately $ [350,000,000].

Net Mortgage Rate:      For each Loan, the applicable Mortgage Interest Rate
                        less (i) the Servicing Fee Rate, (ii) the Master
                        Servicing Fee Rate, if applicable and (iii) the Lender
                        Paid Mortgage Insurance Rate, if applicable.

Net WAC Rate:           The Certificates will be subject to a Net WAC Cap equal
                        to the weighted average interest of the net mortgage rates on the Mortgage Loans and in the case of the Floating Rate Certificates multiplied by a fraction equal to 30 divided by the number of days in the Interest Accrual Period.



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

               -------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
               -------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


Basis Risk Shortfall:   The excess, if any, of the interest due to Certificates
                        calculated at the Net WAC Rate over the interest that that class of Certificates would have been entitled to receive on that Distribution Date had the Pass-Through
                        Rate not been subject to the related Net WAC Rate plus any basis risk shortfall remaining unpaid from prior distribution dates on such class plus interest on such amount at the uncapped Pass-Through rate of such Class
                        (with respect to the class A-1 Certificate not to exceed
                        11.25% per annum).

Excess Interest:        The interest collections from the Mortgage Loans less
                        the sum of (i) the interest paid on the Certificates;
                        and (ii) the aggregate of all fees and payments due in respect of the Mortgage Loans.

Credit Enhancement:     The Trust will include the following credit enhancement
                        mechanisms, each of which is intended to provide credit support for some or all of the Offered Certificates, as the case may be: 1) Subordination 2)
                        Overcollateralization 3) Excess Cashflow

Subordination:          The Mezzanine Certificates will be subordinate to, and
                        provide credit support for, the Senior Certificates.
                        Among the Mezzanine Certificates, they will rank in priority from highest to lowest in the following order:
                        Class M-1, Class M-2 and Class M-3 Certificates, with each subsequent Class providing credit support for the prior Class or Classes, if any.

Overcollateralization:  Commencing in December 2004, any Excess Cashflow will be applied as principal on the Offered Certificates. This will cause the principal balance of the Mortgage Loans to exceed the Class Principal Balance of the Certificates, resulting in Overcollateralization. Any realized losses on the Mortgage Loans will be applied first to Excess Cashflow and then to Overcollateralization. In the event that the Overcollateralization is so reduced, Excess Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization reaches the Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced by realized losses.

Overcollateralization
Target: Prior to the Distribution Date in December 2004, the Overcollateralization Target will be zero. For any Distribution thereafter, the Overcollateralization Target will be equal to 0.65% of the Cut-off Date Balance (the "Overcollateralization Target").


                        On or after the Stepdown Date, the Overcollateralization Target will be equal to 1.30% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the Cut-off Date Balance of the Mortgage Loans; provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

               -------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
               -------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                        Overcollateralization Target on the Distribution Date immediately preceding the Distribution Date on which such Trigger Event is in effect.

Excess Cashflow:        "Excess Cashflow" for any Distribution Date will be
                        equal to the available funds remaining after interest and principal distributions as described under Clauses
                        1) and 2) of "Priority of Distributions."

Trigger Event:          A "Trigger Event" will be in effect on a Distribution
                        Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such Distribution Date.

Stepdown Date:          The earlier to occur of:
                           (i) the Distribution Date on which the aggregate principal balance of the Senior Certificates is reduced to zero; and
                           (ii)  the later to occur of:
                              a.    the Distribution Date in September 2007.
                              b. the first Distribution Date on which the aggregate principal balance of the Senior Certificates after allocation of principal remittance amount is less than or equal to 87.40% of the aggregate principal balance of the Mortgage Loans for such Distribution Date.

Allocation of Losses:   Any realized losses on the Mortgage Loans not covered by
                        Excess Interest or Overcollateralization will be allocated to each class of Mezzanine Certificates in the following order: to the Class M-3, Class M-2 and Class
                        M-1 Certificates, in that order, in each case until the respective Class Principal Balance of such class of Mezzanine Certificates has been reduced to zero.

Priority of
Distributions:          Available funds from the Mortgage Loans (which are net
                        of any servicing, master servicing, trustee fees and private mortgage insurance premium fees) will be distributed in the following order of priority:
                        1)    Interest funds sequentially to (i) concurrently,
                              to the Senior Certificates and (ii) sequentially to the Class M-1, Class M-2 and Class M-3 Certificates;
                        2)    Principal funds, as follows: (i) to the Senior
                              Certificates (in the manner and priority set forth under "Senior Certificates Principal Distribution" below), then (ii) sequentially, to the Class M-1, Class M-2 and Class M-3 Certificates, each as described more fully under "Principal Paydown" below;
                        3)    Beginning on the Distribution Date in December
                              2004, any remaining Excess Cashflow, to the Senior Certificates and/or Mezzanine Certificates (as applicable) to build or maintain Overcollateralization as described under "Overcollateralization Target" and "Principal Paydown," respectively;
                        4)    Any remaining Excess Cashflow to pay (i) any
                              unpaid interest sequentially, to the Class M-1, Class M-2 and Class M-3 Certificates, then (ii) any unpaid realized loss amounts sequentially, to the Class M-1, Class M-2 and Class M-3 Certificates;
                        5)    Any remaining Excess Cashflow to pay Basis Risk
                              Shortfalls.
                        6)    To the Class C Certificates, any remaining amount.



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                        Proceeds from Excess Cashflow available to cover Basis Risk Shortfalls shall generally be distributed to the Senior Certificates on a pro rata basis, first based on the Class Principal Balances thereof and second based on any remaining unpaid Basis Risk Rate Shortfall, and then sequentially to the Class M-1, Class M-2 and Class M-3 Certificates in that order.

Principal Paydown:      Prior to the Stepdown Date or if a Trigger Event is in
                        effect on any Distribution Date, 100% of the available principal funds from the Mortgage Loans minus the OC released amount will be paid to the Senior Certificates, provided, however, that if the Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2 and the Class M-3
                        Certificates.

                        On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all of the Senior and Mezzanine Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, to the Senior Certificates (as described under "Senior Certificates Principal Distribution" below) such that the Senior Certificates in the aggregate will have 12.60% subordination, (ii) second, to the Class M-1 Certificates such that the Class M-1 Certificates will have 7.40% subordination, (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have 3.60% subordination and (iv) fourth, to the Class M-3 Certificates such that the Class M-3 Certificates will have 1.30% subordination; each subject to the required Overcollateralization Target.

Senior Certificates
Principal Distribution: Principal allocated to the Senior Certificates under
                        "Principal Paydown" above will be distributed to the Senior Certificates in the following order of priority:

                        1. To the Class A-6 Certificates, the Lockout Percentage of their pro rata share of principal as described below:

                                   Month                Lockout Percentage
                                   -----                ------------------
                                  1 - 36                        0%
                                  37 - 60                       45%
                                  61 - 72                       80%
                                  73 - 84                      100%
                               85 and after                    300%

                        2. Sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, until their respective Class Principal Balances are reduced to zero.

                        Upon the reduction of the Subordinate Certificates to zero principal balance, the principal will be allocated to the remaining Senior Certificates pro-rata.



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                      Discount Margin/Yield Tables (%) (1)


Class A-1  (To Call)
-------------------------------------------------------------------------------------------------------------------
     Margin                           0.15%
-------------------------------------------------------------------------------------------------------------------
Percent of Pricing Prepayment Speed     0%             80%            100%            120%            150%

===================================================================================================================
 DM @ 100-00                            15              15              15              15              15
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 WAL (yr)                                     12.54            1.10            0.90            0.76            0.62

 MDUR (yr)                                   11.109           1.098           0.897            0.76           0.619

 First Prin Pay                               4-Sep           4-Sep           4-Sep           4-Sep           4-Sep

 Last Prin Pay                               25-May           6-Nov           6-Jun           6-Feb           5-Nov
-------------------------------------------------------------------------------------------------------------------


Class A-1 (To Maturity)
-------------------------------------------------------------------------------------------------------------------
     Margin                           0.15%
-------------------------------------------------------------------------------------------------------------------
Percent of Pricing Prepayment Speed     0%             80%            100%            120%            150%

===================================================================================================================
 DM @ 100-00                            15              15              15              15              15
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 WAL (yr)                                     12.54            1.10            0.90            0.76            0.62

 MDUR (yr)                                   11.109           1.098           0.897           0.760           0.619

 First Prin Pay                               4-Sep           4-Sep           4-Sep           4-Sep           4-Sep

 Last Prin Pay                               25-May           6-Nov           6-Jun           6-Feb           5-Nov
-------------------------------------------------------------------------------------------------------------------


Class A-2 (To Call)
-------------------------------------------------------------------------------------------------------------------
     Coupon                           4.09455%
-------------------------------------------------------------------------------------------------------------------
Percent of Pricing Prepayment Speed     0%             80%            100%            120%            150%

===================================================================================================================
 Yield @ 100-00                               4.110           4.013           3.985           3.957           3.913
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
 WAL (yr)                                     21.62            2.50            2.00            1.66            1.32

 MDUR (yr)                                   14.092           2.334           1.885           1.578           1.259

 First Prin Pay                              25-May           6-Nov           6-Jun           6-Feb           5-Nov

 Last Prin Pay                               27-Feb           7-May           6-Nov           6-Jun           6-Jan
-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


Class A-2 (To Maturity)
-------------------------------------------------------------------------------------------------------------------
     Coupon                           4.09455%
-------------------------------------------------------------------------------------------------------------------
Percent of Pricing Prepayment Speed     0%             80%            100%            120%            150%

===================================================================================================================
 Yield @ 100-00                               4.110           4.013           3.985           3.957           3.913
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 WAL (yr)                                     21.62            2.50            2.00            1.66            1.32

 MDUR (yr)                                   14.092           2.334           1.885           1.578           1.259

 First Prin Pay                              25-May           6-Nov           6-Jun           6-Feb           5-Nov

 Last Prin Pay                               27-Feb           7-May           6-Nov           6-Jun           6-Jan
-------------------------------------------------------------------------------------------------------------------


Class A-3 (To Call)
-------------------------------------------------------------------------------------------------------------------
     Coupon                           4.92465%
-------------------------------------------------------------------------------------------------------------------
Percent of Pricing Prepayment Speed     0%             80%            100%            120%            150%

===================================================================================================================
 Yield @ 100-00                               4.952           4.880           4.855           4.828           4.789
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 WAL (yr)                                     24.75            3.86            3.00            2.41            1.88

 MDUR (yr)                                   13.999           3.429           2.721           2.218           1.759

 First Prin Pay                              27-Feb           7-May           6-Nov           6-Jun           6-Jan

 Last Prin Pay                               31-May          10-Jan           8-Oct           7-Dec           7-Jan
-------------------------------------------------------------------------------------------------------------------


Class A-3 (To Maturity)
-------------------------------------------------------------------------------------------------------------------
     Coupon                           4.92465%
-------------------------------------------------------------------------------------------------------------------
Percent of Pricing Prepayment Speed     0%             80%            100%            120%            150%

===================================================================================================================
 Yield @ 100-00                               4.952           4.880           4.855           4.828           4.789
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 WAL (yr)                                     24.75            3.86            3.00            2.41            1.88

 MDUR (yr)                                   13.999           3.429           2.721           2.218           1.759

 First Prin Pay                              27-Feb           7-May           6-Nov           6-Jun           6-Jan

 Last Prin Pay                               31-May          10-Jan           8-Oct           7-Dec           7-Jan
-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


Class A-4 (To Call)
-------------------------------------------------------------------------------------------------------------------
     Coupon                           5.54733%
-------------------------------------------------------------------------------------------------------------------
Percent of Pricing Prepayment Speed     0%             80%            100%            120%            150%

===================================================================================================================
 Yield @ 100-00                               5.585           5.546           5.525           5.505           5.464
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 WAL (yr)                                     27.59            6.93            5.00            3.95            2.76

 MDUR (yr)                                   13.804           5.588           4.252           3.453           2.494

 First Prin Pay                              31-May          10-Jan           8-Oct           7-Dec           7-Jan

 Last Prin Pay                               Jan-33          14-Jan          10-Nov           9-May           8-Feb
-------------------------------------------------------------------------------------------------------------------


Class A-4 (To Maturity)
-------------------------------------------------------------------------------------------------------------------
     Coupon                           5.54733%
-------------------------------------------------------------------------------------------------------------------
Percent of Pricing Prepayment Speed     0%             80%            100%            120%            150%

===================================================================================================================
 Yield @ 100-00                               5.585           5.546           5.525           5.505           5.464
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 WAL (yr)                                     27.59            6.93            5.00            3.95            2.76

 MDUR (yr)                                   13.804           5.588           4.252           3.453           2.494

 First Prin Pay                              31-May          10-Jan           8-Oct           7-Dec           7-Jan

 Last Prin Pay                               Jan-33          14-Jan          10-Nov           9-May           8-Feb
-------------------------------------------------------------------------------------------------------------------


Class A-5 (To Call)
-------------------------------------------------------------------------------------------------------------------
     Coupon                           6.06458%
-------------------------------------------------------------------------------------------------------------------
Percent of Pricing Prepayment Speed     0%             80%            100%            120%            150%

===================================================================================================================
 Yield @ 100-00                               6.111           6.086           6.073           6.058           6.032
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 WAL (yr)                                     28.40            9.81            7.55            5.90            4.31

 MDUR (yr)                                   13.213           7.195           5.891           4.820           3.683

 First Prin Pay                              Jan-33          14-Jan          10-Nov           9-May           8-Feb

 Last Prin Pay                               Jan-33          14-Jun          12-Jun          11-Jan           9-Aug
-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

               -------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
               -------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------



Class A-5 (To Maturity)
------------------------------------------------------------------------------------------------------------------
     Coupon                           6.06458%
------------------------------------------------------------------------------------------------------------------
Percent of Pricing Prepayment Speed     0%             80%            100%            120%            150%

==================================================================================================================
 Yield @ 100-00                              6.116           6.185           6.180           6.152           6.062
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 WAL (yr)                                    29.04           13.15           10.09            7.46            4.59

 MDUR (yr)                                  13.326           8.725           7.230           5.730           3.874

 First Prin Pay                             Jan-33          14-Jan          10-Nov           9-May           8-Feb

 Last Prin Pay                              Apr-34          25-Aug          21-Oct          18-Nov          15-Sep
------------------------------------------------------------------------------------------------------------------


Class A-6 (To Call)
------------------------------------------------------------------------------------------------------------------
     Coupon                          5.23241%
------------------------------------------------------------------------------------------------------------------
Percent of Pricing Prepayment Speed     0%             80%            100%            120%            150%

==================================================================================================================
 Yield @ 100-00                               5.254           5.227           5.223           5.216           5.205
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 WAL (yr)                                     14.92            6.78            6.26            5.61            4.73

 MDUR (yr)                                    9.791           5.513           5.177           4.729           4.085

 First Prin Pay                               7-Sep           7-Sep           7-Oct           7-Nov           7-Dec

 Last Prin Pay                               Jan-33          14-Jun          12-Jun          11-Jan           9-Aug
------------------------------------------------------------------------------------------------------------------


Class A-6 (To Maturity)
------------------------------------------------------------------------------------------------------------------
     Coupon                          5.23241%
------------------------------------------------------------------------------------------------------------------
Percent of Pricing Prepayment Speed     0%             80%            100%            120%            150%

==================================================================================================================
 Yield @ 100-00                              5.254           5.232           5.238           5.268           5.318
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 WAL (yr)                                    14.92            6.87            6.51            6.32            6.11

 MDUR (yr)                                   9.791           5.563           5.326           5.194           5.045

 First Prin Pay                              7-Sep           7-Sep           7-Oct           7-Nov           7-Dec

 Last Prin Pay                              Apr-34          25-Aug          21-Oct          18-Nov          15-Sep
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

               -------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
               -------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------



Class M-1 (To Call)
------------------------------------------------------------------------------------------------------------------
     Coupon                          5.72379%
------------------------------------------------------------------------------------------------------------------
Percent of Pricing Prepayment Speed     0%             80%            100%            120%            150%

==================================================================================================================
 Yield @ 100-00                              5.763           5.719           5.704           5.691           5.678
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 WAL (yr)                                    25.86            6.46            5.19            4.41            3.80

 MDUR (yr)                                  13.147           5.163           4.308           3.767           3.314

 First Prin Pay                             26-Feb           7-Oct           7-Sep           7-Oct           7-Nov

 Last Prin Pay                              Jan-33          14-Jun          12-Jun          11-Jan           9-Aug
------------------------------------------------------------------------------------------------------------------



Class M-1 (To Maturity)
------------------------------------------------------------------------------------------------------------------
     Coupon                          5.72379%
------------------------------------------------------------------------------------------------------------------
Percent of Pricing Prepayment Speed     0%             80%            100%            120%            150%

==================================================================================================================
 Yield @ 100-00                              5.764           5.741           5.729           5.717           5.702
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 WAL (yr)                                    25.95            6.85            5.50            4.67            3.99

 MDUR (yr)                                  13.166           5.369           4.495           3.936           3.452

 First Prin Pay                             26-Feb           7-Oct           7-Sep           7-Oct           7-Nov

 Last Prin Pay                              Oct-33          18-Feb          15-Jun          13-Jun          11-Jun
------------------------------------------------------------------------------------------------------------------



Class M-2 (To Call)
--------------------------------------------------------------------------------------------------------------
     Coupon                          6.0000%
--------------------------------------------------------------------------------------------------------------
Percent of Pricing Prepayment Speed     0%            80%          100%          120%         150%

==============================================================================================================
 Yield @ 100-00                              6.044          5.997          5.981          5.967          5.951
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 WAL (yr)                                    25.84           6.41           5.14           4.36           3.70
 MDUR (yr)                                  12.780          5.080          4.243          3.696          3.219
 First Prin Pay                             26-Feb          7-Oct          7-Sep          7-Sep          7-Sep
 Last Prin Pay                              Jan-33         14-Jun         12-Jun         11-Jan          9-Aug
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

               -------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
               -------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------



Class M-2 (To Maturity)
------------------------------------------------------------------------------------------------------------------
     Coupon                          6.0000%
------------------------------------------------------------------------------------------------------------------
Percent of Pricing Prepayment Speed     0%             80%            100%            120%            150%

==================================================================================================================
 Yield @ 100-00                              6.044           6.002           5.987           5.974           5.957
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 WAL (yr)                                    25.86            6.50            5.21            4.42            3.74
 MDUR (yr)                                  12.785           5.130           4.287           3.736           3.249
 First Prin Pay                             26-Feb           7-Oct           7-Sep           7-Sep           7-Sep
 Last Prin Pay                              Jun-33          16-Jan          13-Sep          12-Jan          10-May
------------------------------------------------------------------------------------------------------------------



Class M-3 (To Call)
------------------------------------------------------------------------------------------------------------------
     Coupon                          6.0000%
------------------------------------------------------------------------------------------------------------------
Percent of Pricing Prepayment Speed     0%             80%            100%            120%            150%

==================================================================================================================
 Yield @ 100-00                              6.044           5.987           5.968           5.953           5.937
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 WAL (yr)                                    25.20            5.46            4.38            3.74            3.26
 MDUR (yr)                                  12.654           4.487           3.725           3.246           2.876
 First Prin Pay                             26-Feb           7-Oct           7-Sep           7-Sep           7-Sep
 Last Prin Pay                              Jun-32          13-Feb          11-May          10-Feb           8-Nov
------------------------------------------------------------------------------------------------------------------



Class M-3 (To Maturity)
------------------------------------------------------------------------------------------------------------------
     Coupon                          6.0000%
------------------------------------------------------------------------------------------------------------------

Percent of Pricing Prepayment Speed     0%             80%            100%            120%            150%

==================================================================================================================
 Yield @ 100-00                              6.044           5.987           5.968           5.953           5.937
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 WAL (yr)                                    25.20            5.46            4.38            3.74            3.26
 MDUR (yr)                                  12.654           4.487           3.725           3.246           2.876
 First Prin Pay                             26-Feb           7-Oct           7-Sep           7-Sep           7-Sep
 Last Prin Pay                              Jun-32          13-Feb          11-May          10-Feb           8-Nov
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

               -------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
               -------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

                      Mortage Loan Statistical Information

1. Pool Summary


Number of Loans: 1,631

Aggregrate Scheduled Principal Balance: $349,996,765

Minimum Scheduled Principal Balance: $24,510

Maximum Scheduled Principal Balance: $1,256,760

Average Scheduled Principal Balance: $214,590

Minimum Mortgage Interest Rate: 6.625%

Maximum Mortgage Interest Rate: 9.500%

WA Mortgage Interest Rate: 7.043%

Minimum Remaing Scheduled Term: 294

Maxinum Remaining Scheduled Term: 360

WA Remaining Scheduled Term: 357

Minimum Original LTV: 16.99%

Maximum Original LTV: 97.00%

WA Original LTV: 82.96%

Latest Maturity: 20340701

Prepay %: 33.60%

Interest Only %: 0.11%

Conforming %: 56.79%

BLN %: 0.00%

WA Seasoning: 3

WA Original Term: 360

WA Fico: 692

% LTV > 80 NO MI: 0.00%



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

               -------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
               -------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


2. Range of Original Principal Balances

----------------------------------------------------------------------------------------------------------

Range of Original Principal Balances              # of Loans   Aggregate Balance   % of Aggregate Balance
----------------------------------------------------------------------------------------------------------
$200,000 or less                                       1,001        $119,859,788                    34.25%
----------------------------------------------------------------------------------------------------------
$200,001 - $250,000                                      150          33,373,627                     9.54
----------------------------------------------------------------------------------------------------------
$250,001 - $300,000                                       86          23,292,970                     6.66
----------------------------------------------------------------------------------------------------------
$300,001 - $350,000                                       91          29,904,114                     8.54
----------------------------------------------------------------------------------------------------------
$350,001 - $400,000                                      126          47,096,851                    13.46
----------------------------------------------------------------------------------------------------------
$400,001 - $450,000                                       45          19,147,650                     5.47
----------------------------------------------------------------------------------------------------------
$450,001 - $500,000                                       43          20,578,630                     5.88
----------------------------------------------------------------------------------------------------------
$500,001 - $550,000                                       26          13,531,542                     3.87
----------------------------------------------------------------------------------------------------------
$550,001 - $600,000                                       21          11,766,096                     3.36
----------------------------------------------------------------------------------------------------------
$600,001 - $650,000                                       20          12,614,110                      3.6
----------------------------------------------------------------------------------------------------------
$650,001 - $700,000                                        7           4,741,105                     1.35
----------------------------------------------------------------------------------------------------------
$700,001 - $750,000                                        2           1,449,840                     0.41
----------------------------------------------------------------------------------------------------------
$750,001 - $800,000                                        3           2,314,942                     0.66
----------------------------------------------------------------------------------------------------------
$800,001 - $850,000                                        1             837,355                     0.24
----------------------------------------------------------------------------------------------------------
$900,001 - $950,000                                        2           1,838,148                     0.53
----------------------------------------------------------------------------------------------------------
$950,001 - $1,000,000                                      3           2,987,059                     0.85
----------------------------------------------------------------------------------------------------------
$1,000,001 or more                                         4           4,662,937                     1.33
----------------------------------------------------------------------------------------------------------
Total:                                                 1,631        $349,996,765                   100.00%
----------------------------------------------------------------------------------------------------------
Average Original Bal: 215,695



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

               -------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
               -------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


3. Range of Loan Interest Rates

----------------------------------------------------------------------------------------------------------

Range of Loan Interest Rates                      # of Loans   Aggregate Balance   % of Aggregate Balance
----------------------------------------------------------------------------------------------------------
6.501% - 6.625%                                          195         $36,796,338                    10.51%
----------------------------------------------------------------------------------------------------------
6.626% - 6.750%                                          346          75,355,519                    21.53
----------------------------------------------------------------------------------------------------------
6.751% - 6.875%                                          324          77,616,168                    22.18
----------------------------------------------------------------------------------------------------------
6.876% - 7.000%                                          190          36,652,077                    10.47
----------------------------------------------------------------------------------------------------------
7.001% - 7.125%                                          136          25,673,823                     7.34
----------------------------------------------------------------------------------------------------------
7.126% - 7.250%                                          117          23,817,289                     6.81
----------------------------------------------------------------------------------------------------------
7.251% - 7.375%                                           84          19,560,505                     5.59
----------------------------------------------------------------------------------------------------------
7.376% - 7.500%                                           81          19,071,302                     5.45
----------------------------------------------------------------------------------------------------------
7.501% - 7.625%                                           35           7,011,847                        2
----------------------------------------------------------------------------------------------------------
7.626% - 7.750%                                           48          10,734,926                     3.07
----------------------------------------------------------------------------------------------------------
7.751% - 7.875%                                           32           6,167,776                     1.76
----------------------------------------------------------------------------------------------------------
7.876% - 8.000%                                           16           4,157,468                     1.19
----------------------------------------------------------------------------------------------------------
8.001% - 8.125%                                           10           2,198,615                     0.63
----------------------------------------------------------------------------------------------------------
8.126% - 8.250%                                           10           2,841,815                     0.81
----------------------------------------------------------------------------------------------------------
8.251% - 8.375%                                            3             337,041                      0.1
----------------------------------------------------------------------------------------------------------
8.376% - 8.500%                                            2           1,260,194                     0.36
----------------------------------------------------------------------------------------------------------
8.751% - 8.875%                                            1             347,055                      0.1
----------------------------------------------------------------------------------------------------------
9.376% - 9.500%                                            1             397,006                     0.11
----------------------------------------------------------------------------------------------------------
Total:                                                 1,631        $349,996,765                   100.00%
----------------------------------------------------------------------------------------------------------
Weighted Average: 7.043%



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

               -------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
               -------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


4. Range of Original Loan to Value Ratios

----------------------------------------------------------------------------------------------------------

Range of Original Loan to Value Ratios            # of Loans   Aggregate Balance   % of Aggregate Balance
----------------------------------------------------------------------------------------------------------
50.00% or less                                            54          $7,504,760                     2.14%
----------------------------------------------------------------------------------------------------------
50.01% - 55.00%                                           16           3,262,724                     0.93
----------------------------------------------------------------------------------------------------------
55.01% - 60.00%                                           24           4,920,416                     1.41
----------------------------------------------------------------------------------------------------------
60.01% - 65.00%                                           31           8,946,516                     2.56
----------------------------------------------------------------------------------------------------------
65.01% - 70.00%                                           60          16,338,557                     4.67
----------------------------------------------------------------------------------------------------------
70.01% - 75.00%                                           96          23,706,751                     6.77
----------------------------------------------------------------------------------------------------------
75.01% - 80.00%                                          369         107,411,343                    30.69
----------------------------------------------------------------------------------------------------------
80.01% - 85.00%                                           80          16,698,888                     4.77
----------------------------------------------------------------------------------------------------------
85.01% - 90.00%                                          338          70,500,343                    20.14
----------------------------------------------------------------------------------------------------------
90.01% - 95.00%                                          562          90,555,080                    25.87
----------------------------------------------------------------------------------------------------------
95.01% - 100.00%                                           1             151,388                     0.04
----------------------------------------------------------------------------------------------------------
Total:                                                 1,631        $349,996,765                   100.00%
----------------------------------------------------------------------------------------------------------
Weighted Average: 82.96



5. Property Type

----------------------------------------------------------------------------------------------------------

Property Type                                     # of Loans   Aggregate Balance   % of Aggregate Balance
----------------------------------------------------------------------------------------------------------
Single Family                                          1,302        $262,675,260                    75.05%
----------------------------------------------------------------------------------------------------------
Two- to Four Family                                      109          33,678,689                     9.62
----------------------------------------------------------------------------------------------------------
Planned Unit Development                                  94          28,976,391                     8.28
----------------------------------------------------------------------------------------------------------
Condominium                                              118          23,226,646                     6.64
----------------------------------------------------------------------------------------------------------
Coop                                                       4             736,894                     0.21
----------------------------------------------------------------------------------------------------------
Multifamily > 4 units                                      3             531,927                     0.15
----------------------------------------------------------------------------------------------------------
Mobile Home Unattached                                     1             170,959                     0.05
----------------------------------------------------------------------------------------------------------
Total:                                                 1,631        $349,996,765                   100.00%
----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

               -------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
               -------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


6. Loan Purpose

----------------------------------------------------------------------------------------------------------

Loan Purpose                                      # of Loans   Aggregate Balance   % of Aggregate Balance
----------------------------------------------------------------------------------------------------------
Purchase                                                 875        $192,800,429                    55.09%
----------------------------------------------------------------------------------------------------------
Cash Out Refinance                                       623         129,840,694                     37.1
----------------------------------------------------------------------------------------------------------
Rate & Term Refinance                                    133          27,355,641                     7.82
----------------------------------------------------------------------------------------------------------
Total:                                                 1,631        $349,996,765                   100.00%
----------------------------------------------------------------------------------------------------------



7. Occupancy Status

----------------------------------------------------------------------------------------------------------

Occupancy Status                                  # of Loans   Aggregate Balance   % of Aggregate Balance
----------------------------------------------------------------------------------------------------------
Primary                                                1,538        $323,680,073                    92.48%
----------------------------------------------------------------------------------------------------------
Secondary                                                 71          16,461,552                      4.7
----------------------------------------------------------------------------------------------------------
Investor                                                  22           9,855,140                     2.82
----------------------------------------------------------------------------------------------------------
Total:                                                 1,631        $349,996,765                   100.00%
----------------------------------------------------------------------------------------------------------



8. Range of Remaining Term to Maturity (Months)

-----------------------------------------------------------------------------------------------------------

Range of Remaining Term to Maturity (Months)      # of Loans   Aggregate Balance   % of Aggregate Balance
-----------------------------------------------------------------------------------------------------------
241 - 300                                                  1             $67,507                     0.02%
-----------------------------------------------------------------------------------------------------------
301 - 360                                              1,630         349,929,258                    99.98
-----------------------------------------------------------------------------------------------------------
Total:                                                 1,631        $349,996,765                   100.00%
-----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

               -------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
               -------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


9. Seasoning (Months)

----------------------------------------------------------------------------------------------------------

Seasoning (Months)                                # of Loans   Aggregate Balance   % of Aggregate Balance
----------------------------------------------------------------------------------------------------------
 0                                                       348         $86,357,026                    24.67%
----------------------------------------------------------------------------------------------------------
 1                                                       334          58,710,482                    16.77
----------------------------------------------------------------------------------------------------------
 2                                                       286          47,847,533                    13.67
----------------------------------------------------------------------------------------------------------
 3                                                       163          28,839,912                     8.24
----------------------------------------------------------------------------------------------------------
 4                                                        92          17,975,822                     5.14
----------------------------------------------------------------------------------------------------------
 5                                                        96          18,733,316                     5.35
----------------------------------------------------------------------------------------------------------
 6                                                       114          31,861,553                      9.1
----------------------------------------------------------------------------------------------------------
 7                                                        75          18,788,611                     5.37
----------------------------------------------------------------------------------------------------------
 8                                                        80          30,333,497                     8.67
----------------------------------------------------------------------------------------------------------
 9                                                        20           6,003,666                     1.72
----------------------------------------------------------------------------------------------------------
10                                                         5           1,102,651                     0.32
----------------------------------------------------------------------------------------------------------
11                                                         5             688,991                      0.2
----------------------------------------------------------------------------------------------------------
12                                                         1             705,109                      0.2
----------------------------------------------------------------------------------------------------------
13                                                         1             395,472                     0.11
----------------------------------------------------------------------------------------------------------
14                                                         4             484,675                     0.14
----------------------------------------------------------------------------------------------------------
15                                                         1             164,481                     0.05
----------------------------------------------------------------------------------------------------------
21                                                         1             121,497                     0.03
----------------------------------------------------------------------------------------------------------
23                                                         1             319,679                     0.09
----------------------------------------------------------------------------------------------------------
29                                                         1             195,245                     0.06
----------------------------------------------------------------------------------------------------------
36                                                         1             145,201                     0.04
----------------------------------------------------------------------------------------------------------
38                                                         2             222,344                     0.06
----------------------------------------------------------------------------------------------------------
Total:                                                 1,631        $349,996,765                   100.00%
----------------------------------------------------------------------------------------------------------
Weighted Average: 3



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

               -------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
               -------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


10. Geographic Distribution

----------------------------------------------------------------------------------------------------------

Geographic Distribution                           # of Loans   Aggregate Balance   % of Aggregate Balance
----------------------------------------------------------------------------------------------------------
California                                               152         $52,495,836                    15.00%
----------------------------------------------------------------------------------------------------------
New York                                                 135          46,858,945                    13.39
----------------------------------------------------------------------------------------------------------
Florida                                                  140          27,959,625                     7.99
----------------------------------------------------------------------------------------------------------
New Jersey                                                78          21,763,650                     6.22
----------------------------------------------------------------------------------------------------------
Virginia                                                  68          15,370,751                     4.39
----------------------------------------------------------------------------------------------------------
Maryland                                                  60          14,443,919                     4.13
----------------------------------------------------------------------------------------------------------
Massachusetts                                             39          12,884,273                     3.68
----------------------------------------------------------------------------------------------------------
Texas                                                     70          12,000,762                     3.43
----------------------------------------------------------------------------------------------------------
Pennsylvania                                              74          10,372,357                     2.96
----------------------------------------------------------------------------------------------------------
Illinois                                                  48           9,278,307                     2.65
----------------------------------------------------------------------------------------------------------
Ohio                                                      71           9,062,613                     2.59
----------------------------------------------------------------------------------------------------------
Nevada                                                    39           8,992,835                     2.57
----------------------------------------------------------------------------------------------------------
Arizona                                                   48           8,434,120                     2.41
----------------------------------------------------------------------------------------------------------
Michigan                                                  49           8,373,683                     2.39
----------------------------------------------------------------------------------------------------------
Washington                                                44           8,357,973                     2.39
----------------------------------------------------------------------------------------------------------
Minnesota                                                 42           7,182,435                     2.05
----------------------------------------------------------------------------------------------------------
Colorado                                                  35           6,684,306                     1.91
----------------------------------------------------------------------------------------------------------
Georgia                                                   25           4,901,392                      1.4
----------------------------------------------------------------------------------------------------------
New Hampshire                                             14           4,400,102                     1.26
----------------------------------------------------------------------------------------------------------
Oregon                                                    23           3,937,058                     1.12
----------------------------------------------------------------------------------------------------------
North Carolina                                            24           3,697,816                     1.06
----------------------------------------------------------------------------------------------------------
Hawaii                                                    10           3,664,795                     1.05
----------------------------------------------------------------------------------------------------------
Louisiana                                                 29           3,562,840                     1.02
----------------------------------------------------------------------------------------------------------
Wisconsin                                                 21           3,433,082                     0.98
----------------------------------------------------------------------------------------------------------
Missouri                                                  29           3,421,485                     0.98
----------------------------------------------------------------------------------------------------------
Alabama                                                   14           2,916,779                     0.83
----------------------------------------------------------------------------------------------------------
Idaho                                                     16           2,736,910                     0.78
----------------------------------------------------------------------------------------------------------
Utah                                                      14           2,688,873                     0.77
----------------------------------------------------------------------------------------------------------
Iowa                                                      20           2,490,759                     0.71
----------------------------------------------------------------------------------------------------------
Maine                                                     10           2,022,840                     0.58
----------------------------------------------------------------------------------------------------------
New Mexico                                                17           2,003,480                     0.57
----------------------------------------------------------------------------------------------------------
Arkansas                                                  14           1,912,287                     0.55
----------------------------------------------------------------------------------------------------------
Kansas                                                    12           1,882,340                     0.54
----------------------------------------------------------------------------------------------------------
Delaware                                                  10           1,850,381                     0.53
----------------------------------------------------------------------------------------------------------
Indiana                                                   18           1,722,823                     0.49
----------------------------------------------------------------------------------------------------------
Connecticut                                                8           1,642,743                     0.47
----------------------------------------------------------------------------------------------------------
Montana                                                   11           1,562,354                     0.45
----------------------------------------------------------------------------------------------------------
Tennessee                                                 14           1,536,368                     0.44
----------------------------------------------------------------------------------------------------------
District Of Columbia                                       7           1,415,125                      0.4
----------------------------------------------------------------------------------------------------------
Nebraska                                                  11           1,374,361                     0.39
----------------------------------------------------------------------------------------------------------
West Virginia                                             10           1,274,323                     0.36
----------------------------------------------------------------------------------------------------------
South Carolina                                            11           1,081,252                     0.31
----------------------------------------------------------------------------------------------------------
Mississippi                                                8           1,068,684                     0.31
----------------------------------------------------------------------------------------------------------
Oklahoma                                                  10           1,038,876                      0.3
----------------------------------------------------------------------------------------------------------
Wyoming                                                    7             950,605                     0.27
----------------------------------------------------------------------------------------------------------
Kentucky                                                   6             900,763                     0.26
----------------------------------------------------------------------------------------------------------
Vermont                                                    6             844,752                     0.24
----------------------------------------------------------------------------------------------------------
Rhode Island                                               4             794,020                     0.23
----------------------------------------------------------------------------------------------------------
South Dakota                                               3             471,965                     0.13
----------------------------------------------------------------------------------------------------------
North Dakota                                               2             154,736                     0.04
----------------------------------------------------------------------------------------------------------
Alaska                                                     1             123,404                     0.04
----------------------------------------------------------------------------------------------------------
Total:                                                 1,631        $349,996,765                   100.00%
----------------------------------------------------------------------------------------------------------
top zip %: 0.51



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

               -------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
               -------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


11. Document Type

----------------------------------------------------------------------------------------------------------

Document Type                                     # of Loans   Aggregate Balance   % of Aggregate Balance
----------------------------------------------------------------------------------------------------------
No Doc                                                   828        $150,527,491                    43.01%
----------------------------------------------------------------------------------------------------------
Stated Doc                                               313          60,900,817                     17.4
----------------------------------------------------------------------------------------------------------
Reduced                                                  150          57,932,632                    16.55
----------------------------------------------------------------------------------------------------------
No Ratio                                                 238          45,119,134                    12.89
----------------------------------------------------------------------------------------------------------
Streamline                                                56          23,481,340                     6.71
----------------------------------------------------------------------------------------------------------
Full                                                      41          10,582,517                     3.02
----------------------------------------------------------------------------------------------------------
Alternate                                                  3           1,171,538                     0.33
----------------------------------------------------------------------------------------------------------
Limited                                                    2             281,295                     0.08
----------------------------------------------------------------------------------------------------------
Total:                                                 1,631        $349,996,765                   100.00%
----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

               -------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
               -------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


12. Credit Scores

----------------------------------------------------------------------------------------------------------

Credit Scores                                     # of Loans   Aggregate Balance   % of Aggregate Balance
----------------------------------------------------------------------------------------------------------
551 - 600                                                  8          $2,261,907                     0.65%
----------------------------------------------------------------------------------------------------------
601 - 650                                                326          64,576,153                    18.45
----------------------------------------------------------------------------------------------------------
651 - 700                                                657         137,430,579                    39.27
----------------------------------------------------------------------------------------------------------
701 - 750                                                449         104,368,950                    29.82
----------------------------------------------------------------------------------------------------------
751 - 800                                                179          38,606,645                    11.03
----------------------------------------------------------------------------------------------------------
801 - 850                                                 10           2,465,816                      0.7
----------------------------------------------------------------------------------------------------------
Not Available                                              2             286,714                     0.08
----------------------------------------------------------------------------------------------------------
Total:                                                 1,631        $349,996,765                   100.00%
----------------------------------------------------------------------------------------------------------
Weighted Average: 692



13. Loan Seller

----------------------------------------------------------------------------------------------------------

Loan Seller                                       # of Loans   Aggregate Balance   % of Aggregate Balance
----------------------------------------------------------------------------------------------------------
American Gold Mortgage Corp.                               1            $175,860                     0.05%
----------------------------------------------------------------------------------------------------------
Alliance Bancorp                                           1             169,424                     0.05
----------------------------------------------------------------------------------------------------------
Alliance Mortgage Company                                  3           1,171,538                     0.33
----------------------------------------------------------------------------------------------------------
Cendant Mortgage                                           9           1,042,746                      0.3
----------------------------------------------------------------------------------------------------------
Chase Mortgage                                            53          13,751,155                     3.93
----------------------------------------------------------------------------------------------------------
Countrywide Home Loans                                   121          52,038,152                    14.87
----------------------------------------------------------------------------------------------------------
First Financial                                            4           1,129,766                     0.32
----------------------------------------------------------------------------------------------------------
First Horizon                                             29           5,313,703                     1.52
----------------------------------------------------------------------------------------------------------
First Magnus                                               2             271,105                     0.08
----------------------------------------------------------------------------------------------------------
Flagstrat                                                 23           3,393,700                     0.97
----------------------------------------------------------------------------------------------------------
Greenpoint Mortgage Corporation                          105          45,824,135                    13.09
----------------------------------------------------------------------------------------------------------
Homestar                                                   7           1,511,130                     0.43
----------------------------------------------------------------------------------------------------------
Market Street                                             11           1,991,142                     0.57
----------------------------------------------------------------------------------------------------------
Mortgage Network                                           5             939,416                     0.27
----------------------------------------------------------------------------------------------------------
Nat City Mortgage                                        134          24,654,632                     7.04
----------------------------------------------------------------------------------------------------------
Quicken Loans                                             36           6,203,450                     1.77
----------------------------------------------------------------------------------------------------------
Virtual Bank                                               1             994,887                     0.28
----------------------------------------------------------------------------------------------------------
Wells Fargo Home Mortgage                              1,028         171,533,881                    49.01
----------------------------------------------------------------------------------------------------------
UBS Conduit                                               27           9,570,720                     2.73
----------------------------------------------------------------------------------------------------------
Wamu                                                      23           5,444,969                     1.56
----------------------------------------------------------------------------------------------------------
Washington Mutual Bank                                     8           2,871,255                     0.82
----------------------------------------------------------------------------------------------------------
Total:                                                 1,631        $349,996,765                   100.00%
----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

               -------------------------------------------------
                          MASTR Alternative Loan Trust
                                  SERIES 2004-9
               -------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


14. Servicer

----------------------------------------------------------------------------------------------------------

Servicer                                          # of Loans   Aggregate Balance   % of Aggregate Balance
----------------------------------------------------------------------------------------------------------
Alliance Mortgage                                          3          $1,171,538                     0.33%
----------------------------------------------------------------------------------------------------------
Cendant                                                    9           1,042,746                      0.3
----------------------------------------------------------------------------------------------------------
Chase Home Mtg                                            53          13,751,155                     3.93
----------------------------------------------------------------------------------------------------------
Countrywide Home Loans                                   121          52,038,152                    14.87
----------------------------------------------------------------------------------------------------------
First Horizon                                             29           5,313,703                     1.52
----------------------------------------------------------------------------------------------------------
GMAC Mortgage                                            117          25,355,712                     7.24
----------------------------------------------------------------------------------------------------------
Greenpoint                                               105          45,824,135                    13.09
----------------------------------------------------------------------------------------------------------
National City Mortgage                                   134          24,654,632                     7.04
----------------------------------------------------------------------------------------------------------
Virtual Bank                                               1             994,887                     0.28
----------------------------------------------------------------------------------------------------------
Wamu                                                      23           5,444,969                     1.56
----------------------------------------------------------------------------------------------------------
Washington Mutual Bank                                     8           2,871,255                     0.82
----------------------------------------------------------------------------------------------------------
Wells Fargo                                            1,028         171,533,881                    49.01
----------------------------------------------------------------------------------------------------------
Total:                                                 1,631        $349,996,765                   100.00%
----------------------------------------------------------------------------------------------------------



15. Mortgage Ins

----------------------------------------------------------------------------------------------------------

Mortgage Ins                                      # of Loans   Aggregate Balance   % of Aggregate Balance
----------------------------------------------------------------------------------------------------------
Amerin                                                   363         $61,325,992                    17.52%
----------------------------------------------------------------------------------------------------------
Assumed MI                                                 4             529,412                     0.15
----------------------------------------------------------------------------------------------------------
GEMICO                                                     3           1,019,279                     0.29
----------------------------------------------------------------------------------------------------------
Lender Paid MI                                             3             552,275                     0.16
----------------------------------------------------------------------------------------------------------
MGIC                                                      14           3,975,951                     1.14
----------------------------------------------------------------------------------------------------------
PMI Mortgage Insurance                                   453          78,749,347                     22.5
----------------------------------------------------------------------------------------------------------
Radian Guaranty                                           21           3,607,560                     1.03
----------------------------------------------------------------------------------------------------------
Republic Mortgage Insurance                                6           2,440,634                      0.7
----------------------------------------------------------------------------------------------------------
Triad Guaranty Insurance Co.                              75          12,753,953                     3.64
----------------------------------------------------------------------------------------------------------
United Guaranty                                           39          12,951,296                      3.7
----------------------------------------------------------------------------------------------------------
ORIG LTV < 80                                            650         172,091,066                    49.17
----------------------------------------------------------------------------------------------------------
Total:                                                 1,631        $349,996,765                   100.00%
----------------------------------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------